                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                    --------



Date of report (Date of earliest event reported) MARCH 22, 2001



                             WINN-DIXIE STORES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          FLORIDA                      1-3657              59-0514290
(State or Other Jurisdiction        (Commission           (IRS Employer
     of Incorporation)               File Number)       Identification No.)


5050 EDGEWOOD COURT, JACKSONVILLE, FLORIDA                 32254
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code    (904) 783-5000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         The following exhibits relate to the Registrant's Registration
         No. 333-52874 on Form S-3 and the issuance thereunder of $300,000,000 8 7/8% Senior Notes due 2008:

         1 Purchase Agreement, dated March 22, 2001, among Winn-Dixie Stores, Inc., Astor Products, Inc., Crackin' Good, Inc., Deep South Products, Inc., Dixie Packers, Inc. Monterey Canning Co., Winn-Dixie Charlotte, Inc., Winn-Dixie Logistics, Inc., Winn-Dixie Louisiana, Inc., Winn-Dixie Montgomery, Inc., Winn-Dixie Procurement, Inc. and Winn-Dixie Raleigh, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, First Union Securities, Inc., BMO Nesbitt Burns Corp., Fleet Securities, Inc., SunTrust Equitable Securities Corp. and CIBC World Markets Corp. Credit Lyonnais Securities (USA) Inc., as Representatives of the Underwriters named in the Purchase Agreement.

         4.2(a) Form of First Supplemental Indenture, to be dated March 29, 2001, among Winn-Dixie Stores, Inc., the Guarantors named therein and Wilmington Trust Company, as Trustee.

         4.2(b) Form of 8 7/8% Senior Notes due 2008 of Winn-Dixie Stores, Inc. is included as Exhibit A to the form of First Supplemental Indenture which is filed as Exhibit 4.2(a) hereto.

         10 Credit Agreement, to be dated March 29, 2001, among Winn-Dixie Stores, Inc., First Union National Bank, First Union Securities, Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Merrill Lynch Capital Corporation, Harris Trust and Savings Bank, Fleet National Bank and Credit Lyonnais New York Branch, and other lenders named therein, relating to Winn-Dixie Stores, Inc.'s new senior credit facility in the amount of $800,000,000.

         12(a) Computation of Ratios of Earnings to Fixed Charges for Winn-Dixie Stores, Inc.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               WINN-DIXIE STORES, INC.



Date:    March 28, 2001               /s/ Allen R. Rowland
                               -------------------------------------------------
                               By:
                               Title: President and Chief Executive Officer

Exhibit Index

Exhibit  Description
-------  -----------
1        Purchase Agreement, dated March 22, 2001, among Winn-Dixie Stores,
         Inc., Astor Products, Inc., Crackin' Good, Inc., Deep South Products,
         Inc., Dixie Packers, Inc. Monterey Canning Co., Winn-Dixie Charlotte,
         Inc., Winn-Dixie Logistics, Inc., Winn-Dixie Louisiana, Inc.,
         Winn-Dixie Montgomery, Inc., Winn-Dixie Procurement, Inc. and
         Winn-Dixie Raleigh, Inc. and Merrill Lynch, Pierce, Fenner & Smith
         Incorporated, First Union Securities, Inc., BMO Nesbitt Burns Corp.,
         Fleet Securities, Inc., SunTrust Equitable Securities Corp. and CIBC
         World Markets Corp. Credit Lyonnais Securities (USA) Inc., as
         Representatives of the Underwriters named in the Purchase Agreement.

4.2(a)   Form of First Supplemental Indenture, to be dated March 29, 2001, among
         Winn-Dixie Stores, Inc., the Guarantors named therein and Wilmington
         Trust Company, as Trustee.

4.2(b) Form of 8 7/8% Senior Notes due 2008 of Winn-Dixie Stores, Inc. is included as Exhibit A to the form of First Supplemental Indenture which is filed as Exhibit 4.2(a) hereto.

10       Credit Agreement, to be dated March 29, 2001, among Winn-Dixie Stores,
         Inc., First Union National Bank, First Union Securities, Inc., Merrill
         Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated,
         Merrill Lynch Capital Corporation, Harris Trust and Savings Bank, Fleet
         National Bank and Credit Lyonnais New York Branch, and other lenders named therein, relating to Winn-Dixie Stores, Inc.'s new senior credit facility in the amount of $800,000,000.

12(a)    Computation of Ratios of Earnings to Fixed Charges for Winn-Dixie
         Stores, Inc.